INTERCHANGE AGREEMENT THIS INTERCHANGE AGREEMENT (this “Agreement”), is made and entered into as of September 29, 2023 by and between Joust Capital II, LLC (“Party A”), a Maryland limited liability company, and Danaher Corporation (“Party B”), a Delaware corporation whose address is 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, D.C. 20037-1701. WITNESSETH: WHEREAS, Party A owns or leases and operates an aircraft more particularly described in Schedule A hereto (such aircraft together with the engines described in Schedule A, are referred to herein as the “Party A Aircraft”); WHEREAS, Party B owns or leases and operates an aircraft more particularly described in Schedule B hereto (such aircraft together with the engines described in Schedule B, is referred to herein as the “Party B Aircraft” (the Party A Aircraft and the Party B Aircraft are sometimes referred to as the “Aircraft” or individually, an “Aircraft”); and WHEREAS, Party A desires to lease the Party A Aircraft to Party B, and Party B desires to lease the Party B Aircraft to Party A, in each case in an interchange agreement as defined in Section 91.501(c)(2) of the Federal Aviation Regulations (“FAR”). NOW, THEREFORE, the parties hereto agree as follows: 1. Term. The term of this Agreement (“Term”) shall commence on the date hereof, and shall continue until either party terminates this Agreement pursuant to Sections 9 or 12 hereof. 2. Use of Aircraft. A. Lease of Aircraft. Each party agrees on the terms and conditions of this Agreement to provide the use of its Aircraft for the convenience of the other party, and to operate interchange flights subject to the requirements of FAR Section 91.501(b)(6). Such use will be at the convenience of the party which operates the Aircraft (the operator of the Aircraft is hereinafter referred to as the “Operator” and the party using the Aircraft pursuant to this Agreement is hereinafter referred to as the “User”), upon request by one to the other in accordance with the terms and conditions of this Agreement. Pursuant to this Agreement, which shall constitute an interchange agreement as that term is defined in FAR Section 91.501(c)(2), Party A agrees to make available the Party A Aircraft for lease on a non-exclusive, equal time, basis to Party B, and Party B agrees to make available the Party B Aircraft for lease on a non- exclusive, equal time, basis to Party A, in each case subject to the terms and conditions of this Agreement. B. Operational Control. Regardless of who may be using an Aircraft under this Agreement, Party A shall at all times have operational control of the Party A Aircraft and Exhibit 10.16

-2- responsibility for compliance with applicable FAR and Party B shall at all times have operational control of the Party B Aircraft and responsibility for compliance with applicable FAR. C. Purpose of Flight. The User agrees that it will use the Operator’s Aircraft only for purposes expressly permitted by FAR Part 91 of the Federal Aviation Administration’s (“FAA”) regulations. D. Scheduling Flights. i. Schedule Process. In order to schedule a flight on the Operator’s Aircraft, the User shall contact the Operator’s aviation manager and request use of the Operator’s Aircraft for a particular date and time and include information with regard to the destination of the planned flight. The Operator’s aviation manager shall determine whether the Aircraft is available for lease at that time and seek approval for the flight from the Operator. If the Aircraft is available, the Operator’s aviation manager shall handle all details arising out of the User’s scheduling of the Aircraft, such as filing flight plans and arranging for in-flight catering. Determination of the availability of the Operator’s Aircraft for lease to the User shall be left to the sole discretion of the Operator. The Operator shall have the right to cancel a proposed lease of the Aircraft by telephonic or other notice to the User at any time prior to the departure of the Aircraft at the inception of the lease. The parties acknowledge that they may each use the same aviation manager for purpose of this Section 2(D)(i). ii. Equal Time. The parties intend to lease their Aircraft to one another on an equal time basis. a. Each and every lease under this Agreement must be approved by the Operator prior to scheduling such flight. Approval shall be at the sole discretion of the Operator. Neither party shall be obligated to make its Aircraft available to the other party for any flight under this Agreement. b. For all purposes of this Agreement, a lease of an Aircraft under this Agreement shall be based on actual logged flight time, and shall include any positioning flight required by the User. 3. Operational Expenses. No charge, assessment or fee is to be made by either Party for its respective Aircraft use. Quarterly, the parties shall direct the aircraft manager of each Aircraft to calculate and provide a written report to each party showing the number of hours operated under this Agreement (i) during the most recently ended quarter, (ii) for the then- current calendar year-to-date and (iii) during the Term of this Agreement. If in any calendar year one party has leased the other party’s Aircraft for a greater number of hours than the other party, those hours will be carried forward into the subsequent calendar year or years of this Agreement for purposes of this reconciliation.

-3- 4. Flight Crew. A. Provision of Flight Crew. As is consistent with the FAR, the Operator shall provide flight crew for all flights operated under this Agreement. Such flight crew shall be duly qualified and licensed and shall exercise all of its duties and responsibilities in regard to the safety of each flight conducted under this Agreement in accordance with applicable FAR. B. Pilot Duties. Pilots shall exercise pilots’ duties and responsibilities in regard to the safety of each flight conducted pursuant to this Agreement in accordance with the applicable FAR. When safety may be compromised, in the view of the pilots of any Aircraft used pursuant to this Agreement, the pilots may terminate a flight, refuse to commence a flight or take other action necessitated by safety considerations. Nothing in this Agreement shall be construed to abridge the authority and responsibility of the pilot-in-command as provided under pertinent FAR Part 91 regulations. 5. Recordkeeping. The Operator shall keep accurate, complete and current, records pertaining to flight operations in compliance with FAA requirements, as well as all records kept by reasonable and prudent businesses in the normal course of operating a flight department. These records shall include flights conducted, pilot training and licensing, and any Aircraft accidents or incidents. Such records shall be available to both parties during business hours. 6. Maintenance. A. Maintenance Standards. Each Operator shall be solely responsible for securing maintenance, preventive maintenance and required or otherwise necessary inspections on its respective Aircraft. Each Aircraft will be maintained and inspected as required by FAR Part 91. B. Cost of Maintenance. Each Operator shall bear the cost of all maintenance performed on its Aircraft, except such additional maintenance or repair which arises out of the negligence or misconduct of the leasing User, or any other person or persons for which the User is responsible. Any maintenance or repair required because of such negligence or misconduct will be fully charged to the User to the extent such cost is not covered by insurance or a third party. C. Maintenance Records. Each Operator shall keep accurate, complete and current, maintenance records on its Aircraft in compliance with FAA requirements. These records shall include scheduled maintenance, repairs, modifications, scheduled inspections, functional tests and overhauls performed. Such records shall be available to both parties during normal business hours. 7. Damage Reports. The Operator shall immediately notify the User of any accident or incident connected with the use of any of the Aircraft hereunder, and shall include in such report the time, place and nature of the accident or incident, the nature and extent of damage caused to property, the names and addresses of persons injured, the names and addresses of witnesses, and such other information as may be relevant to such accident or incident.

-4- 8. Insurance. A. Throughout the Term, each Operator shall maintain insurance with respect to its Aircraft covering: i. all-risk hull insurance with respect to such Aircraft, against any loss, theft, or damage to such Aircraft, including, without limitation, extended coverage with respect to any engine or parts while removed from the Aircraft. The User shall have no claim to the proceeds of hull insurance maintained with respect to such Aircraft; and ii. comprehensive aviation liability insurance with respect to the Operator’s Aircraft, including, without limitation, aircraft passenger and property damage coverage for such Aircraft for an amount not less than Four Hundred Million Dollars ($400,000,000) single limit liability coverage and naming the other party and each of its affiliates and their respective members, directors, officers, managers, employees and agents and such other persons as the User may reasonably request as insureds or additional insureds. Such insurance shall include waiver of subrogation rights in favor of the Operator and the other insureds and additional insureds. Such insurance shall also be primary without any right of contribution from any other insurance available to any other insureds or additional insureds. B. The parties agree that the insurance specified in Section 8(A) shall provide the sole recourse to User, User’s affiliates, their respective members, directors, officers, managers, employees and agents and any person claiming by, through, or under the foregoing (collectively, the “User Parties”) for all claims, losses, liabilities, obligations, demands, suits, judgments or causes of action, penalties, fines, costs and expenses of any nature whatsoever, including attorneys’ fees and expenses (each, a “Claim” and collectively, the “Claims”) for or on account of, or arising out of, or in any way connected with the Operator’s breach of this Agreement or possession, maintenance, storage, use or operation of the Operator’s Aircraft, including injury to or death of any persons, which may result from, arise out of, or is in any way connected with the possession, maintenance, storage, use or operation of the Aircraft during the term of this Agreement. WITHOUT LIMITING THE FOREGOING, IN NO EVENT SHALL THE OPERATOR OR ANY OF THE OPERATOR PARTIES (AS DEFINED BELOW) BE LIABLE TO THE USER, ANY USER PARTIES, OR ANY OTHER THIRD PART(IES), AS THE CASE MAY BE, FOR ANY CLAIMS IN EXCESS OF THE AMOUNT PAID TO SUCH USER, USER PARTIES, OR ANY OTHER THIRD PART(IES), AS APPLICABLE, BY THE OPERATOR’S INSURANCE CARRIER. TO THE EXTENT USER OR ANY OF THE USER PARTIES OR ANY THIRD PART(IES) BRING(S) A CLAIM OR CLAIMS AGAINST THE OPERATOR OR ANY OF ITS AFFILIATES OR THEIR RESPECTIVE MEMBERS, DIRECTORS, OFFICERS, MANAGERS, EMPLOYEES OR AGENTS (COLLECTIVELY, THE “OPERATOR PARTIES”) IN AN AMOUNT IN EXCESS OF THE AMOUNT PAID TO SUCH PERSON(S) BY THE OPERATOR’S INSURANCE CARRIER, USER HEREBY AGREES TO INDEMNIFY

-5- AND HOLD HARMLESS THE OPERATOR PARTIES FOR ANY SUCH AMOUNTS IN EXCESS OF THE AMOUNTS PAID BY THE OPERATOR’S INSURANCE CARRIER. C. THE OPERATOR SHALL IN NO EVENT BE LIABLE TO THE USER PARTIES FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES OR FOR ANY REASON INCLUDING ANY DELAY OR FAILURE TO FURNISH THE AIRCRAFT OR CAUSED OR OCCASIONED BY THE PERFORMANCE OR NON-PERFORMANCE OF ANY SERVICES COVERED BY THIS AGREEMENT. D. This Section 8 shall survive termination or expiration of this Agreement. 9. Loss or Damage. A. Risk of Loss. Each Operator shall bear the risk of loss of its own Aircraft, even while its Aircraft is being used by the User, and shall have the sole right to insurance proceeds payable under hull insurance policies maintained by it in the event of any loss or casualty occurrence. B. Repair or Replacement. The Operator shall not be obligated to repair or replace its Aircraft after a loss or casualty occurrence. In the event of an actual or constructive total loss of the Aircraft, this Agreement shall terminate, except with respect to the provisions of this Agreement regarding Insurance, Indemnification, and Termination, which shall survive the total loss of the Aircraft. 10. Liens. The User shall not directly or indirectly create or incur any mortgage, pledge, lien, charge, encumbrance, security interest, right or claim of any kind (“Lien”) on, or with respect to, the Operator’s Aircraft, title thereto or any interest therein. 11. Representations and Warranties. Each party represents, warrants and covenants to the other party that: (i) it is a corporation or limited liability company, duly organized and existing in good standing under the laws of the state in which it is organized with the necessary power and qualifications to perform this Agreement; (ii) that this Agreement has been duly authorized by all necessary action on the part of the party and constitutes a valid and binding obligation of such party, enforceable in accordance with its terms; (iii) it agrees that it will do nothing to impair the registration of the other party’s Aircraft in the United States throughout the Term;

-6- (iv) it shall not utilize the other party’s Aircraft for any illegal purpose or for the purpose of providing air transportation of passengers or cargo, except as permitted under FAR 14 C.F.R. Part 91; (v) it will abide by and conform to all such laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the other party’s Aircraft pursuant to this Agreement; and (vi) it shall not operate any Aircraft under this Agreement unless such Aircraft is in airworthy condition. 12. Termination. Either party may terminate this Agreement by providing the other party ten (10) days’ written notice of its intent to terminate this Agreement. 13. Miscellaneous. A. Entire Agreement. This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof; it supersedes any prior agreement or understandings among them, oral or written, all of which are hereby canceled. B. Notices. Any notice, request or other communication to any party by any other party hereunder shall be conveyed in writing and shall be deemed given on the earlier of the date (i) personally delivered with receipt acknowledged, or (ii) telecopied at the time of transmission, or (iii) three (3) days after mailed by certified mail, return receipt requested, postage paid and addressed to the party at the address set forth below. The address of a party to which notices or copies of notice are to be given may be changed from time to time by such party by written notice to the other parties. To: Party A Joust Capital II, LLC To: Party B Danaher Corporation 2200 Pennsylvania Avenue, N.W. Suite 800W Washington, D.C. 20037-1701 C. No Partnership or Joint Venture. It is not the purpose or intention of this Agreement to create, and this Agreement shall not be considered as creating, a joint venture, partnership or other relationship whereby any party shall be held liable for the omissions or commissions of any other party. No partnership, legal person, association or jural entities are intended or hereby created by the parties.

-7- D. Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and be binding and enforceable upon, the respective successors, assigns and permitted transferees of the parties. E. Governing Law. The laws of the State of Delaware (excluding the conflicts of laws rules thereof) shall govern the validity of this Agreement, the construction of its terms and interpretation of the rights and duties of the parties. F. Severability of Provisions. If any one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect. G. Headings. Headings and captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Agreement. H. Further Assurances. Each party hereto shall execute and deliver all such further instruments and documents as may reasonably be requested by the other parties in order to fully carry out the intent and accomplish the purposes of this Agreement. I. Counterparts. This Agreement may be executed in counterparts which shall, singly or in the aggregate, constitute a fully executed and binding agreement. 14. Truth-in-Leasing. In accordance with FAR Section 91.23: A. The parties agree that they will provide copies and notification of this Agreement to the FAA as required by FAR Section 91.23. B. It is hereby stated as follows: EACH PARTY HEREBY CERTIFIES THAT ITS AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS INTERCHANGE AGREEMENT (OR SUCH SHORTER PERIOD TO THE EXTENT THE AIRCRAFT IS LESS THAN TWELVE (12) MONTHS OLD) IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91, AND ALL APPLICABLE REQUIREMENTS FOR MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN COMPLIED WITH. PARTY A AGREES, CERTIFIES AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE PARTY A AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, PARTY A SHALL BE KNOWN AS, CONSIDERED AND IN FACT WILL BE THE OPERATOR OF THE AIRCRAFT AS PROVIDED HEREIN. PARTY B AGREES, CERTIFIES AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE PARTY B

-8- AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, PARTY B SHALL BE KNOWN AS, CONSIDERED AND IN FACT WILL BE THE OPERATOR OF THE AIRCRAFT AS PROVIDED HEREIN. THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FAR CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE. EACH PARTY AGREES TO UNDERSTAND AND ABIDE BY THESE REGULATIONS. EACH PARTY HERETO CERTIFIES THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON THE AIRCRAFT AT ALL TIMES, AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA. [The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. JOUST CAPITAL II, LLC By: _/s/ C S Brannan__________________ Name: Scott Brannan Title: Vice President DANAHER CORPORATION By: __/s/ Brett Cornell_________________ Name: Brett Cornell Title: Senior Vice President - Tax, Treasury & Finance